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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 27, 2006


                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                     Arizona
         (State or other jurisdiction of incorporation or organization)

                                   86-0699108
                      (IRS Employer Identification Number)

                              8221 East Evans Road
                            Scottsdale Arizona 85260
                    (Address of principal executive offices)

                            David Stewart, President
                          Desert Health Products, Inc.
                              8221 East Evans Road
                            Scottsdale Arizona 85260
                     (Name and address of agent for service)

                                 (480) 951-1941
          (Telephone number, including area code of agent for service)


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ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      According to the terms of a settlement agreement reached March 10, 2006, between Desert Health Products, Inc., and petitioning creditors, Johnny Shannon agreed to resign as an officer and director and Georgia Aadland agreed to resign as an officer.

      The new board of directors will be William T. Walker, Jr. and Georgia Aadland and two new independent members selected by the Unsecured Creditors Committee.

      David Stewart has been appointed as Chief Executive Officer and President.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DESERT HEALTH PRODUCTS, INC.


                                          By:/s/ David Stewart
                                             ---------------------------------
                                             David Stewart, President

Date:  March 27, 2006